Goodwill and Other Intangible Assets - Schedule of Expected Amortization of Intangible Asset (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Goodwill And Intangible Assets Disclosure [Abstract]
2015	$ 534
2016	534
2017	534
2018	534
2019	534
Thereafter	3,289
Finite-Lived Intangible Assets, Net Carrying Amount	$ 5,959